ING EQUITY TRUST

ING FUNDS TRUST

ING MUTUAL FUNDS

ING MAYFLOWER TRUST

ING SEPARATE PORTFOLIOS TRUST

ING SERIES FUND, INC.

Supplement dated September 1, 2011

to the Current Statements of Additional Information (“SAIs”)

for the above-named Company/Trusts (“Registrants”)

Effective September 1, 2011, the Registrants’ current SAIs are revised as follows:

1.	The seventh bullet point of the section entitled “Disclosure of the Fund’s/Funds’ Portfolio Securities” of the Registrants’ SAIs is hereby deleted and replaced with the following:

•

to service providers, on a daily basis, in connection with their providing services benefiting the Fund/Funds such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting, or class action services providers;

2.	The following is added to the table in the section entitled “Disclosure of the Fund’s/Funds’ Portfolio Securities” of the Registrants’ SAIs:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon(1)	Credit Approval Process for ING Funds Line of Credit	As Requested	None
State Street Bank and Trust Company(2)	Credit Approval Process for ING Funds Line of Credit	As Requested	None
Coates Analytics, a Division of Albridge Solutions, Inc. and an indirect wholly-owned subsidiary of The Bank of New York Mellon	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None

(1)	For all Funds except ING Floating Rate Fund, a series of ING Funds Trust.
(2)	For ING Floating Rate Fund only, a series of ING Funds Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE